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                                 EXHIBIT 23.1


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                                 EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Standard Motor Products, Inc.:



We consent to the use of our reports incorporated herein by reference.




                            KPMG PEAT MARWICK LLP



New York, New York
April 29, 1998